Lender Presentation May 31, 2007 Ex. 99.1 Public

Forward Looking Statements
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995
that involve risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements.
Such statements are based on management’s current reasonable and good faith expectations.  A number of risks and uncertainties could cause results to differ from forward-looking statements.  These risks and uncertainties include, among others, any material weaknesses in our internal control over financial reporting that are not remedied effectively, the impact of our significant debt on our financial health and operating flexibility, the impact of any legal or regulatory proceedings as a result of our restatement of our consolidated financial statements, the ability of the Company to effectively implement the integrated performance improvement program and other initiatives designed to reduce cost and improve operating efficiencies, the effect of general economic and competitive business conditions, increases in energy, raw material and other manufacturing costs, and fluctuations in demand for the company’s products.  For further details of these and other risks and uncertainties that may impact forward-looking statements and the company’s business and financial results, see information set forth under the heading “Risk Factors” in our most recent
Quarterly Report filing on Form 10-Q, our Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and in our other filings made from time to time with the SEC.  The company does not undertake any obligation to update or revise any forward-looking statements as a result of new information, future events, changed assumptions or otherwise; and all forward-
looking statements speak only as of the time when made.
GAAP Disclaimer:
This presentation includes non-GAAP financial measures, including EBITDA, Adjusted EBITDA and Bank EBITDA. These measures are not measures of financial performance under GAAP and should not be considered alternatives to net loss or any other performance measure derived in accordance with GAAP. They should not be considered in isolation, or as a substitute for analysis of the Company's results as reported under GAAP or as an alternative measure of liquidity.  We provide EBITDA, Adjusted
EBITDA and Bank EBITDA to provide a view to measures similar to those used for pricing under the terms of our First and
Second Lien Credit Facilities and to those used in evaluating our compliance with certain covenants under our First and Second
Lien Credit Facilities and the indenture governing our 8.5% senior subordinated notes.  They are also used as a metric to determine certain components of management compensation.

Agenda
Private Investor Financial Update Bob Koney
Chief Financial Officer
Executive Summary Bob Koney
Chief Financial Officer
Performance Improvement Program Update Pete Mendola
SVP Manufacturing
Q1 Overview Bob Koney
Chief Financial Officer
Private Q&A
Public Q&A

4 Executive Summary Bob Koney Chief Financial Officer

We appreciate the opportunity to introduce new members of the management team and update you on the business
Since our last investor meeting, Solo has made significant progress on numerous fronts
Importantly, we have filled critical spots on our executive leadership team and added experienced industry executives to our board
–
Bob Koney – EVP and CFO – previously CFO of Russell Athletic and
Controller of Goodrich Corporation
–
Steve Jungmann – SVP Consumer – previously SVP Sales for Spectrum
Brands
–
Malcolm Simmonds – SVP Foodservice – previously SVP Foodservice for
The Schwan Food Company
–
Pete Mendola – SVP Manufacturing – previously VP Paper Operations for
Dixie
Executive Summary
Overview

Q1 2007 Overview
On a comparable basis, Q1 2007 Adjusted EBITDA was flat year over year
– Net Sales decreased 2.3%.  Essentially flat excluding the sale of Japan dairy business in Q4 2006
• Units down 4.4%, impacted by sale of Japan dairy business and implementation of new order to cash system
• ANSP up 2.1% primarily due to annualization of price increases from prior year (+3.3% ex. Japan)
– Gross profit down $7.3 million due to raw material cost increases and mix
– Gross profit decline offset by lower SG&A due to lower headcount and tighter expense controls
Bank EBITDA down $8.8 million year over year but includes:
– $5.0 million of professional fees related to the Performance Improvement Plan
– $3.5 million of expenses related to implementing new order to cash system

Q1 2007 Overview
First quarter Financial Performance
($ in millions)
*Adjustments in 2007 include $5.0 million for professional fees related to the Performance Improvement Program, $3.5 related to the implementation of our order management system and $0.8 million of other expenses.
Actual Actual
YTD YTD
Q1 2007 Q1 2006
Net sales 554.0 $                            567.2 $
Cost of goods sold 507.5                               513.4
Gross Profit 46.5                                 53.8
Gross Margin 8.4% 9.5%
Operating expenses 58.8                                 67.0
EBIT (12.3) $                            (13.2) $
D&A 24.4                                 25.7
EBITDA 12.1 $                              12.5 $
Adjustments* 9.3                                   9.2
Adjusted EBITDA 21.4 $                              21.7 $
Adjusted EBITDA Margin 3.9% 3.8%

Q1 2007 Overview
Summary Balance Sheet
($ in millions) Q1 2007 Q4 2006
Cash and cash equivalents $20.8 $26.4
Accounts receivable 239.9 254.3
Inventories 401.5 389.1
Spare parts 26.3 26.2
Other current assets 56.0 46.2
  Total Current Assets $744.5 $742.2
Property, plant & equipment, net 689.0 709.9
Goodwill & Intangibles 36.8 38.7
Other Assets 50.9 51.6
  Total Assets $1,521.2 $1,542.4
Accounts payable 142.9 134.6
Current maturities of long-term debt 8.1 8.1
Income taxes payable
Other current liabilities 126.9 137.4
   Total current liabilities $277.9 $280.1
Long-term debt, less current maturities 1,165.3 1,142.0
Deferred income taxes 54.3 54.3
Pensions and other postretirement benefits 36.4 37.5
Other liabilities 15.0 14.9
   Total liabilities $1,548.9 $1,528.8
   Total shareholder's (deficit) equity (27.7) 13.6
   Total liabilities and shareholder's (deficit) equity $1,521.2 $1,542.4

Q1 2007 Overview
Q1 Liquidity / Cash Flow
The Company was in compliance with all financial covenants in the first quarter
Liquidity is currently outperforming expectations
–
As of May 30
th
, cash and availability on the revolver exceeded $100
million
–
New order to cash system is already delivering results in inventory management
–
Capital spending was down $2 million from 1Q06
–
Inventory was down $17 million since 1Q06 and $40 million since
3Q06
Various asset sale processes are proceeding according to plan
–
Meaningful debt reduction expected in 2007

10 Performance Improvement Program Update Pete Mendola SVP Manufacturing

Performance Improvement Program Update
Supply Chain
–
Strategic sourcing (resins, paper, packaging, MRO, transportation)
–
Manufacturing productivity improvement (OEE)
–
Distribution center operational efficiencies
–
Inventory: finished goods dial-down and SKU rationalization
SG&A
–
Organization restructuring
–
SG&A expense (non-personnel)
–
Performance management and incentives
Commercial Optimization
–
Customer and product profitability
–
Pricing optimization and realization
–
Sales force productivity; marketing spend effectiveness
–
New product development process improvement
Presented Plan in December: Achieve Sustainable $60MM-$70MM
Annualized Increase in EBITDA Plus Inventory Reduction

Performance Improvement Plan Update
Each Work Stream is On Track or Ahead of Implementation
Schedule with Results Starting to Impact the Bottomline*
125%
136%
100%
SG&A Supply Chain Comm Opt
Schedule
* YTD April

Case Study – Kostner Facility
Performance Improvement Program Update
• Original Target 6 – 8% Controllable Cost of Production
• Original Target Savings ~$9 million
Stretch Goal ~$11 million
• Latest Projected Savings ~$12 million
Areas of Focus:
• Asset Effectiveness
• Material Utilization
• Maintenance Effectiveness
• Labor Effectiveness

Performance Improvement Plan Update
Projects Driving Early
Savings
Indirect and salaried labor
adjustments
Direct labor crewing
adjustments
Better management of
equipment rates
Set-up/roll change
reduction
MRO spend control
Inventory Control – Direct
Materials
Case Study – Kostner Facility
Kostner Projected Run Rate Implemented
-
2,000,000
4,000,000
6,000,000
8,000,000
10,000,000
12,000,000
14,000,000
Jan-07 Feb-07 Mar-07 Apr-07 May-07 Jun-07 Jul-07 Aug-07 Sep-07 Oct-07 Nov-07 Dec-07
Run-rate Implemented

Performance Improvement Plan Update
Well on track to exceed targeted savings run rate of  $60-70 million by year-
end
–
Results are already impacting operating profit as SG&A and Supply
Chain initiatives are running ahead of schedule
–
Believe there is more upside
–
Commercial optimization initiatives just beginning to yield benefit
Management team taking ownership of various initiatives
–
Best practices being shared across managers
–
Culture of accountability is taking hold
Summary

Public Q&A
Outlook
Numerous positive initiatives going on at the Company
Commercial presence remains strong
Asset sale processes are expected to reduce debt burden over next 12-18 months
Information systems limitations slowly improving
Management team coming together and driving performance-based culture
Near term, continued focus on:
–
Realizing price increases
–
Delivering on PIP
–
Managing and generating cash for debt paydown

17 Public Q&A